WASATCH FUNDS TRUST

Supplement dated May 22, 2018 to the

Prospectus and Summary Prospectus each dated January 31, 2018

Investor Class

Wasatch-1st Source Income Fund® - Investor Class (FMEQX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Investor Class shares and the Wasatch-1st Source Income Fund Summary Prospectus, each dated January 31, 2018. You should retain this Supplement, the Prospectus and Summary Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

LIQUIDATION OF WASATCH-1st SOURCE INCOME FUND

The Supplement is being provided to notify you that on May 15, 2018, the Board of Trustees of the Wasatch Funds Trust (the “Board”) has approved the liquidation of the Wasatch-1st Source Income Fund (the “Fund”) as soon as practicable. Accordingly, on May 15, 2018 the Board approved a plan of liquidation for the Fund to close the Fund and redeem all of its outstanding shares on or about July 13, 2018 (the “Liquidation Date”).

Effective July 1, 2018, the Fund will no longer pursue its stated investment objectives. The Fund will begin liquidating its portfolio and may invest in cash or cash equivalents, including repurchase agreements or other comparable high quality money market instruments or money market funds until all shares have been redeemed. Effective as of June 1, 2018, the Fund will be closed to new investors with the exception of: (1) certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans); and (2) certain omnibus accounts held by financial intermediaries at the discretion of the Fund’s officers. Such accounts can continue to make investments in the Fund through June 30, 2018. After June 30, 2018, the Fund will be closed to investments from all accounts. The Fund may pay a distribution prior to its termination and liquidation. The record date and payment date will be posted on the Wasatch Funds website as soon as those dates are available.

You may redeem or exchange your shares, including reinvested distributions prior to the Liquidation Date. Except for IRA Account Holders described below, any shareholders who have not redeemed their shares of the Fund by the business day prior to the Liquidation Date will have their shares automatically redeemed at net asset value as of that date, and proceeds sent to the address of record. Liquidation proceeds will be paid entirely in cash. If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund’s shareholder services department at 800.551.1700.

**IRA Account Holders, Please Note: Shareholders who still own shares in the Fund through an IRA on the Liquidation Date will have their shares exchanged into the Federated Prime Cash Obligations Fund (the “Money Market Account”), where the money will remain until Wasatch receives further instructions from the account owner. If you wish to invest in another fund within the Wasatch Fund Family please simply make this exchange as previously outlined prior to the Liquidation Date. Alternatively, if you prefer to re-invest outside of the Wasatch Fund Family, you can either a) obtain a transfer form from the new custodian and have it submitted to Wasatch Funds before the Liquidation Date (note: we do require a Medallion Signature Guarantee to transfer retirement accounts), or b) redeem your shares and re-invest the proceeds into another retirement account within 60 days of the check date to avoid the IRS penalty.

As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please refer to the Prospectus for general information about redemptions, exchanges and taxes. Copies of the Prospectus may be obtained free of charge by visiting our website at www.wasatchfunds.com or calling us at 800.551.1700. You may wish to consult your tax advisor about your particular situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE